Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-48447 on Form S-8.



Portland, Oregon                                     ARTHUR ANDERSEN LLP
   February 28, 2001                                 /s/  Arthur Andersen LLP